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                                  EXHIBIT 99.1


             Certification Pursuant to Title 18, United States Code,
             Section 1350 as adopted pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002




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             CERTIFICATION PURSUANT TO TITLE 18, UNITED STATES CODE,
             SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Park National Corporation (the "Corporation") on Form 10-K for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned C. Daniel DeLawder, President and Chief Executive Officer of the Corporation, and John W. Kozak, Chief Financial Officer of the Corporation, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.


/s/ C. Daniel DeLawder *                       /s/ John W. Kozak *
---------------------------------              ---------------------------------
C. Daniel DeLawder                             John W. Kozak
President and Chief Executive Officer          Chief Financial Officer

Dated:  March 26, 2003                         Dated:  March 26, 2003


* A signed original of this written statement required by Section 906 has been provided to Park National Corporation and will be retained by Park National Corporation and furnished to the Securities and Exchange Commission or its staff upon request.